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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                            reported): April 27, 2000



                           ARI NETWORK SERVICES, INC.
             (Exact name of registrant as specified in its charter)


    Wisconsin                    0-19608                     39-1388360
    ---------                    -------                     ----------
 (State or other               (Commission                  (IRS Employer
 jurisdiction of              File Number)                 Identification
 incorporation)                                                 No.)


             330 E. Kilbourn Avenue
             Milwaukee, Wisconsin                             53202
    ---------------------------------------                 --------
    (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (414) 278-7676



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ITEM 5.  OTHER EVENTS

On April 27, 2000, ARI Network Services, Inc., a Wisconsin corporation (the "Company") issued and sold pursuant to a Securities Purchase Agreement, dated as of April 25, 2000, by and among the Company and RGC International Investors, LDC (the "Investor"), (i) a convertible subordinated debenture in the amount of Four Million Dollars ($4,000,000) due on April 27, 2003, and convertible into shares of the Company's common stock, $.001 par value per share (the "Common Stock"),
(ii) warrants to purchase Six Hundred Thousand (600,000) shares of Common Stock (the "Warrants"), and (iii) an investment option to purchase Eight Hundred Thousand (800,000) shares of Common Stock (the "Investment Option"). The Investment Option expires on October 27, 2001 and the Warrants expire on April 27, 2005. The Debenture is convertible into Common Stock at $4 per share and the Warrants and Investment Option are exercisable at $6 per share. At anytime after April 27, 2001, the Company can require the Investor to exercise the Investment Option if the closing bid price of the Common Stock is greater than $9.90 for twenty (20) consecutive trading days and the Company's resale registration statement (see below) has been effective for at least three (3) months. If exercised, the Investment Option would contribute an additional Four Million Eight Hundred Thousand Dollars ($4,800,000) of working capital to the Company. The securities were sold as a transaction exempted from registration pursuant to
Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act").

Pursuant to the terms of a Registration Rights Agreement, dated as of April 27, 2000, by and among the Company and the Investor, the Company is obligated to file with the Securities and Exchange Commission, on or prior to May 27, 2000, a registration statement on Form S-3 under the Securities Act to register for resale the shares of Common Stock which are issuable upon conversion of the Debenture and upon exercise of the Warrants and Investment Option.

The Company's press release, dated April 28, 2000, announcing this private placement is filed as an exhibit hereto along with the Debenture, the Warrants, the Investment Option, the Securities Purchase Agreement, and the Registration Rights Agreement. This summary description of the private placement and the press release are qualified in their entirety by reference to the documents filed as exhibits hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits.

         Exhibit 99.1 Securities Purchase Agreement, dated as of April 25,
                      2000, by and among the Company and the Investor.

         Exhibit 99.2 Convertible Subordinated Debenture dated as of April 27,
                      2000.

         Exhibit 99.3 Stock Purchase Warrant dated as of April 27, 2000.

         Exhibit 99.4 Investment Option dated as of April 27, 2000.
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         Exhibit 99.5 Registration Rights Agreement, dated as of April 27,
                      2000, by and among the Company and the Investor.

         Exhibit 99.6 Press Release issued by the Company on April 28, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 2, 2000                  ARI NETWORK SERVICES, INC.



                                     By: /s/ Brian E. Dearing
                                         ---------------------------------------
                                         Brian E. Dearing, Chairman and CEO


================================================================================

                                  EXHIBIT INDEX

Exhibit 99.1 Securities Purchase Agreement, dated as of April 25, 2000, by and among the Company and the Investor.

Exhibit 99.2 Convertible Subordinated Debenture dated as of April 27, 2000.

Exhibit 99.3 Stock Purchase Warrant dated as of April 27, 2000.

Exhibit 99.4 Investment Option dated as of April 27, 2000.

Exhibit 99.5 Registration Rights Agreement, dated as of April 27, 2000, by and among the Company and the Investor.

Exhibit 99.6 Press Release issued by the Company on April 28, 2000.


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